PURISIMA FUNDS

1999 ANNUAL REPORT

The Purisima Total Return Fund
The Purisima Pure American Fund
The Purisima Pure Foreign Fund










"Perhaps the only investment you'll need."

TABLE OF CONTENTS

Shareholder Letter                                                   Pages 1 - 4

Performance Summaries                                                Pages 5 - 6

Financial Information                                               Pages 7 - 15

Notes to Financial Statements                                      Pages 16 - 18

Report of Independent Accountants                                        Page 19


INVESTMENT OBJECTIVES

Total Return Fund

     Seeks to provide investors with a high level of total return by considering both domestic and foreign securities.

PURE AMERICAN FUND

     Seeks to provide investors with a high level of total return, while concentrating its holdings in U.S. securities.

PURE FOREIGN FUND

     Seeks to provide investors with a high level of total return, while concentrating its holdings in securities outside the U.S.

A LETTER TO OUR SHAREHOLDERS

     We are pleased to bring you the annual report of the Purisima Funds for the twelve-month period ended August 31, 1999. During the reporting period, we continued to pursue our investment objective of seeking a high total return for our shareholders. The Purisima Total Return Fund is now only two months away from recording three years of offering the portfolio management skills of Fisher Investments to mutual fund investors. Meanwhile, the Pure American and Pure Foreign Funds are just one month away from concluding their first year. Begun on September 29, 1998, both these funds have established solid performance over the preceding eleven months by building on our many years of experience in managing domestic and foreign portfolios for large investors.

DOMESTIC OVERVIEW

     America's stock market performance over the one-year period had a direct impact on the Purisima Pure American Fund with its 99.4% weighting in U.S. stocks, while the Total Return Fund with its significant exposure to domestic holdings was also very much affected by U.S. economic developments. Many of these developments were positive, as the current expansion has become the longest peacetime period of sustained economic growth in our history. During the reporting period, corporate profits hit new highs, while positive earnings surprises were their loftiest in twelve years. The rising economy has been driven by increases in productivity, substantial growth in real wages, low inflation and healthy consumer spending.

                              PURISIMA TOTAL RETURN
                        Country Allocation as of 8/31/99

                    United States                      65.9%
                    Japan                               8.9%
                    France                              4.1%
                    Netherlands                         3.8%
                    Spain                               3.7%
                    Germany                             2.9%
                    Sweden                              2.2%
                    Italy                               2.1%
                    Denmark                             1.3%
                    Finland                             1.3%
                    Australia                           1.2%
                    Norway                              1.2%
                    United Kingdom                      0.7%
                    Portugal                            0.6%

     Strong economic fundamentals drove stock prices higher. This period was notable for the style performance of U.S. stocks. As has previously been the case, performance was often an issue of size, though Internet stocks remained unpredictable with their prices fluctuating wildly. We continue to believe that late in a bull market the largest stocks offer superior returns and lower risk, versus smaller stocks. The performance spread between large and small stocks was significant in 1998, and the year finished still favoring the equities of companies with the largest capitalizations.

--------------------------------------------------------------------------------
1

     The first quarter of 1999 saw mixed results, while May and June of the second quarter strongly favored small stocks over large ones. In our opinion this was a short-lived countertrend, and we saw evidence of this pattern reversing to again favor large stocks toward the reporting period's end. On a calendar year basis giant stocks have led the broad market each year since 1995. We expect 1999 to be no exception, and our research continues to support our inclination toward holding those domestic stocks with the greatest market capitalizations.

     Stocks largely shrugged off two quarter-point interest rate hikes by the Federal Reserve in 1999. Earlier upheavals in foreign markets had partially led the Fed to previously cut rates three times. Many pundits believe that with those foreign economies improving, the Fed was simply moving U.S. rates closer to where they were prior to the earlier cuts, and this signaled little in regards to America's economy. Such rate hikes however, portend a potential increase in foreign investment. We believe with U.S. interest rates substantially higher and more attractive than those offered in the European Union or Japan, many overseas investors will continue to pour money into America.

FOREIGN OVERVIEW

     Although our foreign selections lagged the very strong performance of our U.S. stock picks in 1998, the current year has witnessed the opposite occurring. This very scenario is why we have advised folks to maintain some foreign equity exposure. While we remain over-weighted in domestic stocks and are still bullish on them, we realize our American holdings cannot always outperform other investments in every given calendar quarter. The global portfolio of our Total Return Fund is structured in what we believe is the ideal mix of return and risk with the belief that our foreign holdings will take a leadership role during periods when our domestic stocks lag.

                              PURISIMA PURE FOREIGN
                        Country Allocation as of 8/31/99

                    Japan                              24.8%
                    France                             12.5%
                    Spain                              11.9%
                    Netherlands                        11.1%
                    Sweden                              8.5%
                    Italy                               7.6%
                    Germany                             7.5%
                    Finland                             4.3%
                    Norway                              3.6%
                    Australia                           3.5%
                    Denmark                             3.5%
                    Portugal                            1.1%

--------------------------------------------------------------------------------

     Over the past several months this strategy paid off handsomely for shareholders of the Total Return Fund, while those holding our Pure Foreign Fund enjoyed strong returns, as our foreign selections did significantly better than many investment alternatives. This performance was robust enough for the Pure Foreign Fund to eclipse our Pure American Fund, the S&P 500, and its own benchmark of the Morgan Stanley EAFE Foreign Index, during the reporting period.

     Driving our strong foreign performance were several important factors. We remained focused on large, global exporters in developed economies. Stock prices for many of these companies experienced significant increases, as several overseas economies showed signs of sustainable economic growth. Our primary portfolio focus remained maintaining proper country weights versus the Morgan Stanley EAFE Foreign Index, and this had a substantial, positive impact on our foreign returns. Among Europe's larger economies we significantly overweighted Spain, the Netherlands, and Sweden, while maintaining little or no exposure to England or Switzerland.

     Japan remained our largest foreign country weight, and over the period we increased our Japanese exposure. This proved a wise decision, as Japan's stock market enjoyed the strongest returns of all major markets in the first half of 1999. Propelling this breakout performance, the Japanese economy expanded for the first time in eighteen months between January and March. Japan's government is optimistic that this is the light at the end of the dark tunnel of recession they've been in. Although also hopeful, we don't anticipate substantially increasing our exposure further, until seeing more signs their minor expansion is sustainable and Japanese commitment to further economic reform is real.

--------------------------------------------------------------------------------
3

Closing Remarks

     In our domestic portfolio selection we expect to continue in the short term investing exclusively in the largest U.S. stocks. Although Fisher Investments was a pioneer of small cap value investing, we don't anticipate purchasing smaller stocks until the end of the next bear market. Many folks claim small stocks outperform large, but on a historical basis the outperformance of small caps is derived almost entirely from periods right after bear markets. Only during such a period do we envision changing our domestic strategy to favor companies with smaller capitalizations. In our foreign selections, we plan to continue emphasizing Western Europe and Japan. Despite a small position in Australia, we remain wary of most other foreign markets. We do not anticipate considering the non-Japan Pacific Rim for some time.

     Looking forward, we are optimistic in regards to the world's major economies. We believe Europe's economic growth will continue, while Japan has shown the first signs of a possible economic turnaround. Meanwhile, America's economy could hardly be healthier in our view. As we head into the last four months of 1999, we believe U.S. stocks will finish strong. Equities remain an asset class that in our opinion offers superior returns with what we judge to be below average risk in the current environment. The reporting period saw bond prices take a beating, and we were rewarded for having no exposure to this asset class. Going forward, we believe our current portfolios are well structured to successfully continue the growth of our shareholders' assets.


Sincerely,


/s/ Kenneth L. Fisher

Kenneth L. Fisher

CHAIRMAN AND CHIEF INVESTMENT OFFICER

FISHER INVESTMENTS, INC.

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                                                                               4

PERFORMANCE SUMMARIES
FOR PERIOD ENDING
AUGUST 31, 1999

PURISIMA TOTAL RETURN FUND
GROWTH OF $10,000

PURISIMA TOTAL RETURN FUND CUMULATIVE TOTAL RETURN VERSUS MSCI WORLD INDEX $10,000 INVESTED FROM INCEPTION ON 10/31/96 TO 8/31/99*

               Purisima Total Return      MSCI World Index
               ---------------------      ----------------
    10/28/96          $ 10,000               $ 10,000
    11/30/96          $ 10,260               $ 10,558
    12/31/96          $ 10,100               $ 10,387
     1/31/97          $ 10,550               $ 10,511
     2/28/97          $ 10,480               $ 10,630
     3/31/97          $ 10,250               $ 10,417
     4/30/97          $ 10,860               $ 10,756
     5/31/97          $ 11,520               $ 11,418
     6/30/97          $ 12,200               $ 11,985
     7/31/97          $ 12,770               $ 12,535
     8/31/97          $ 11,870               $ 11,695
     9/30/97          $ 12,610               $ 12,328
    10/31/97          $ 11,910               $ 11,677
    11/30/97          $ 12,150               $ 11,882
    12/31/97          $ 12,384               $ 12,025
     1/31/98          $ 12,755               $ 12,358
     2/28/98          $ 13,576               $ 13,192
     3/31/98          $ 14,228               $ 13,747
     4/30/98          $ 14,709               $ 13,879
     5/31/98          $ 14,568               $ 13,703
     6/30/98          $ 14,928               $ 14,026
     7/31/98          $ 14,929               $ 14,001
     8/31/98          $ 12,494               $ 12,132
     9/30/98          $ 12,845               $ 12,344
    10/31/98          $ 14,157               $ 13,458
    11/30/98          $ 15,199               $ 14,256
    12/31/98          $ 16,035               $ 14,950
     1/31/99          $ 16,806               $ 15,276
     2/28/99          $ 16,305               $ 14,868
     3/31/99          $ 16,836               $ 15,485
     4/30/99          $ 17,117               $ 16,093
     5/31/99          $ 16,606               $ 15,503
     6/30/99          $ 17,728               $ 16,224
     7/31/99          $ 17,388               $ 16,173
     8/31/99          $ 17,498               $ 16,142

ONE-YEAR
  Cumulative Total Return(1)       40.05%

SINCE INCEPTION (10/28/96)
 Cumulative Total Return(1)        74.98%
 Average Annual Total Return(2)    21.77%


PLEASE NOTE PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL FLUCTUATE, AND INVESTORS MAY EXPERIENCE A GAIN OR LOSS WHEN THEY SELL THEIR SHARES. TO OBTAIN A PROSPECTUS ON THE PURISIMA FUNDS PLEASE CALL 1-800/841-0199. THE PROSPECTUS CONTAINS MORE INFORMATION, INCLUDING THE POLITICAL, ECONOMIC, CURRENCY RISKS AND POTENTIAL VOLATILITY OF FOREIGN INVESTING. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1. Cumulative total return measures the change in value of an investment over the periods indicated and reflects all fund fees and expenses.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and reflects all fund fees and expenses. Average annual total return and cumulative total return for the one-year period would be identical.

* The Morgan Stanley MSCI World is obtained from Morgan Stanley and is an unmanaged global stock index comprised of various world stock markets, including the U.S. Purisima total return of a $10,000 investment includes all expenses. Fund's month-end inception was 10/31/96 with actual inception on 10/28/96.

+ The S&P 500 is obtained from Standard & Poors corp. It is an unmanaged stock index that measures the performance of 500 large cap companies traded in the U.S. Total return of a $10,000 investment in Purisima includes all expenses. Fund's month-end inception was 9/30/98 with actual inception on 9/29/98.

++ The EAFE Index is obtained from Morgan Stanley. It is an unmanaged stock index that measures the performance of selected stock markets outside the U.S. Purisima total return of a $10,000 investment includes all expenses.Fund's month-end inception was 9/30/98 with actual inception on 9/29/98.

FIRST FUND DISTRIBUTORS, INC. PHOENIX, AZ 85018.

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5

PURE AMERICAN FUND
GROWTH OF $10,000

PURE AMERICAN FUND CUMULATIVE TOTAL RETURN VERSUS S&P 500 INDEX $10,000 INVESTED FROM INCEPTION ON 9/30/98 TO 8/31/99+


                    Purisima Pure American             S&P 500 Index
                    ----------------------             -------------
       9/30/98            $ 10,000                       $ 10,000
      10/31/98            $ 11,190                       $ 10,813
      11/30/98            $ 11,920                       $ 11,468
      12/31/98            $ 12,810                       $ 12,128
       1/31/99            $ 13,300                       $ 12,638
       2/28/99            $ 12,630                       $ 12,243
       3/31/99            $ 12,940                       $ 12,732
       4/30/99            $ 13,040                       $ 13,228
       5/31/99            $ 12,630                       $ 12,801
       6/30/99            $ 13,390                       $ 13,630
       7/31/99            $ 12,930                       $ 13,206
       8/31/99            $ 13,000                       $ 13,139

SINCE INCEPTION (9/29/98)
  Cumulative Total Return(1)           30.00%



PURE FOREIGN FUND
GROWTH OF $10,000

PURE FOREIGN FUND CUMULATIVE TOTAL RETURN VERSUS EAFE FOREIGN INDEX $10,000 INVESTED FROM INCEPTION ON 9/30/98 TO 8/31/99++

               Purisima Pure Foreign      EAFE Foreign Index
               ---------------------      ------------------

     9/30/98         $ 10,000                  $ 10,000
    10/31/98         $ 10,710                  $ 11,042
    11/30/98         $ 11,430                  $ 11,607
    12/31/98         $ 11,740                  $ 12,064
     1/31/99         $ 12,150                  $ 12,028
     2/28/99         $ 11,750                  $ 11,742
     3/31/99         $ 12,350                  $ 12,232
     4/30/99         $ 12,740                  $ 12,727
     5/31/99         $ 12,320                  $ 12,072
     6/30/99         $ 13,210                  $ 12,543
     7/31/99         $ 13,410                  $ 12,915
     8/31/99         $ 13,520                  $ 12,965

SINCE INCEPTION (9/29/98)
  Cumulative Total Return(1)        35.20%


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                                                                               6

SCHEDULE OF INVESTMENTS
PURISIMA TOTAL RETURN
AUGUST 31, 1999

                                                          % OF
# OF SHARES   COMMON STOCKS                             NET ASSETS      VALUE
-----------   -------------                             ----------   -----------
              AUTOMOBILES                                  3.0%
      6,516   DaimlerChrysler AG - ADR                               $   489,922
     18,720   Fiat SpA - ADR                                             608,400
      5,000   Toyota Motors - ADR                                        314,687
      5,700   Volvo AB - ADR                                             158,531
                                                                     -----------
                                                                       1,571,540
                                                                     -----------
              BANKING                                      6.4%
     34,900   Banco Bilbao Vizcaya - ADR                                 468,969
     16,615   BankAmerica Corp.                                        1,005,207
     49,650   Bank of Tokyo - Mitsubishi - ADR                           775,781
      5,800   National Australia Bank LTD - ADR                          440,075
     18,696   San Paolo - IMI SpA - ADR                                  501,286
      7,800   WestPac Banking - ADR                                      237,900
                                                                     -----------
                                                                       3,429,218
                                                                     -----------
              CHEMICALS                                    1.9%
      9,700   Hoechst AG Sponsored ADR                                   408,006
     15,000   Norsk Hydro A/S - ADR                                      629,062
                                                                     -----------
                                                                       1,037,068
                                                                     -----------
              COMMUNICATION EQUIPMENT                      6.0%
     24,700   Alcatel Alsthom - ADR                                      764,156
     19,600   Ericsson (LM) Telecommunications - ADR                     638,225
     17,300   Lucent Technologies, Inc.                                1,108,281
      8,400   Nokia Corp. - ADR A                                        700,350
                                                                     -----------
                                                                       3,211,012
                                                                     -----------
              COMPUTER COMPONENTS & SOFTWARE               6.1%
     18,024   Cisco Systems, Inc.*                                     1,222,252
     12,500   Microsoft Corp.*                                         1,157,031
     10,900   NEC Corp. - ADR                                            877,450
                                                                     -----------
                                                                       3,256,733
                                                                     -----------
              COMPUTERS                                    5.2%
     29,400   Dell Computer Corp.*                                     1,435,087
     10,800   IBM Corp.                                                1,345,275
                                                                     -----------
                                                                       2,780,362
                                                                     -----------
              CONSUMER PRODUCTS                            2.2%
     19,800   Coca-Cola Co.                                            1,184,288
                                                                     -----------
              ELECTRIC UTILITIES                           1.1%
     29,600   Endesa SA - ADR                                            595,700
                                                                     -----------
              ELECTRICAL EQUIPMENT                         5.8%
     27,700   ABB AB - ADR                                               373,950
     10,400   General Electric Co.                                     1,168,050
      8,050   Hitachi Ltd - ADR                                          816,069
      6,750   Philips Electronics                                        693,984
                                                                     -----------
                                                                       3,052,053
                                                                     -----------
              FINANCIAL SERVICES                           3.4%
     25,075   Citigroup Inc.                                           1,114,270
      7,100   Federal National Mortgage Association                      441,088
      5,000   ING Groep N.V. - ADR                                       274,375
                                                                     -----------
                                                                       1,829,733
                                                                     -----------
              FOOD                                         0.7%
      5,625   Unilever N.V.                                              387,422
                                                                     -----------
              HOUSEHOLD PRODUCTS                           2.2%
     12,000   Procter & Gamble Co.                                     1,191,000
                                                                     -----------
              HOUSEHOLD AUDIO & VIDEO EQUIPMENT            1.3%
      5,400   Sony Corp. - ADR                                           687,488
                                                                     -----------
              INSURANCE                                    4.6%
     12,996   American Int'l Group                                     1,204,567
      4,700   Axa SA - ADR                                               294,338
        485   Berkshire Hathaway Inc - Class B*                          971,455
                                                                     -----------
                                                                       2,470,360
                                                                     -----------

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7

                                                          % OF
# OF SHARES   COMMON STOCKS                             NET ASSETS      VALUE
-----------   -------------                             ----------   -----------
              MULTIMEDIA                                   1.7%
     15,600   Time Warner, Inc.                                      $   925,275
                                                                     -----------
              OIL & GAS                                    5.5%
      3,300   Elf Aquitaine - ADR                                        290,606
     14,000   Exxon Corp.                                              1,104,250
     23,700   Repsol SA - ADR                                            494,738
     10,500   Royal Dutch Petroleum                                      649,688
      6,150   Total Fina SA - ADR                                        400,134
                                                                     -----------
                                                                       2,939,416
                                                                     -----------
              PHARMACEUTICALS                             17.7%
     19,700   American Home Products                                     817,550
      9,535   Astrazeneca PLC                                            375,441
     16,800   Bristol-Myers Squibb Co.                                 1,182,300
     11,800   Johnson & Johnson                                        1,206,550
     17,200   Lilly (Eli) & Co.                                        1,283,550
     18,000   Merck & Co., Inc.                                        1,209,375
      9,400   Novo-Nordisk A/S- ADR                                      547,550
     33,400   Pfizer, Inc.                                             1,260,850
      8,400   Rhone - Poulenc SA - ADR                                   407,925
     20,000   Schering-Plough Corp.                                    1,051,250
                                                                     -----------
                                                                       9,342,341
                                                                     -----------
              PHOTOGRAPHY                                  1.2%
     17,700   Fuji Photo Film - ADR                                      646,050
                                                                     -----------
              RADIO & TV BROADCASTING EQUIPMENT            1.1%
              Matsushita Electric Industrial Co.,
      3,000   Ltd                                                        603,188
                                                                     -----------
              RETAIL                                       4.4%
     18,800   Home Depot                                               1,149,150
     27,200   Wal-Mart Stores, Inc.                                    1,205,300
                                                                     -----------
                                                                       2,354,450
                                                                     -----------
              SEMI-CONDUCTORS                              3.0%
     19,100   Intel Corp.                                              1,569,781
                                                                     -----------
              TELECOMMUNICATIONS                          13.2%
     23,275   AT&T Corp.                                               1,047,375
     18,300   Bell Atlantic Corp.                                      1,120,875
     23,550   Bellsouth Corp.                                          1,065,638
     14,900   DeutscheTelekom - ADR                                      661,188
     15,300   MCI Worldcom, Inc.*                                      1,158,975
      7,000   Portugal Telecom SA                                        290,938
     21,650   SBC Communications Inc.                                  1,039,200
      5,000   Tele Danmark A/S - ADR                                     140,625
      9,051   Telefonica De Espana - ADR                                 436,145
                                                                     -----------
                                                                       6,960,959
                                                                     -----------
              TOBACCO PRODUCTS                             2.0%
     27,850   Philip Morris Cos., Inc.                                 1,042,634
                                                                     -----------

              TOTAL COMMON STOCKS                         99.7%
              (cost $44,628,150)                                      53,068,071
                                                                     -----------
              SHORT-TERM INVESTMENTS                       0.3%
              UMB Bank, N.A. Money Market Fiduciary                      155,828
              (cost $155,828)

              TOTAL INVESTMENTS                          100.0%       53,223,899
              (cost $44,783,978)                                     -----------

              LIABILITIES, LESS
              OTHER ASSETS                                 0.0%          -24,403
                                                                     -----------
              NET ASSETS                                 100.0%      $53,199,496
                                                                     -----------

* Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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                                                                               8

SCHEDULE OF INVESTMENTS
PURE AMERICAN
AUGUST 31, 1999

                                                          % OF
# OF SHARES   COMMON STOCKS                             NET ASSETS      VALUE
-----------   -------------                             ----------   -----------
              BANKING                                      3.0%
        750   BankAmerica Corp.                                      $    45,375
                                                                     -----------
              COMMUNICATION EQUIPMENT                      3.1%
        725   Lucent Technologies, Inc.                                   46,445
                                                                     -----------
              COMPUTER COMPONENTS & SOFTWARE               7.1%
        750   Cisco Systems, Inc.*                                        50,859
        600   Microsoft Corp.*                                            55,538
                                                                     -----------
                                                                         106,397
                                                                     -----------
              COMPUTERS                                    7.0%
      1,200   Dell Computer Corp.*                                        58,575
        375   IBM Corp.                                                   46,711
                                                                     -----------
                                                                         105,286
                                                                     -----------
              CONSUMER PRODUCTS                            3.1%
        775   Coca-Cola Co.                                               46,355
                                                                     -----------
              ELECTRICAL EQUIPMENT                         3.4%
        450   General Electric Co.                                        50,541
                                                                     -----------
              FINANCIAL SERVICES                           6.2%
      1,050   Citigroup Inc.                                              46,659
        750   Federal National Mortgage Association                       46,594
                                                                     -----------
                                                                          93,253
                                                                     -----------
              HOUSEHOLD PRODUCTS                           3.5%
        525   Procter & Gamble Co.                                        52,106
                                                                     -----------
              INSURANCE                                    6.3%
        550   American Int'l Group                                        50,978
         22   Berkshire Hathaway Inc-B*                                   44,066
                                                                     -----------
                                                                          95,044
                                                                     -----------
              OIL & GAS                                    3.1%
        600   Exxon Corp.                                                 47,325
                                                                     -----------
              PHARMACEUTICALS                             22.7%
        750   American Home Products                                      31,125
        700   Bristol-Myers Squibb Co.                                    49,262
        500   Johnson & Johnson                                           51,125
        750   Lilly (Eli) & Co.                                           55,969
        775   Merck & Co., Inc.                                           52,070
      1,400   Pfizer, Inc.                                                52,850
        950   Schering-Plough Corp.                                       49,934
                                                                     -----------
                                                                         342,335
                                                                     -----------
              PUBLISHING AND PRINTING                      3.2%
        800   Time Warner, Inc.                                           47,450
                                                                     -----------
              RETAIL                                       6.4%
        800   Home Depot                                                  48,900
      1,075   Wal-Mart Stores, Inc.                                       47,636
                                                                     -----------
                                                                          96,536
                                                                     -----------
              SEMI-CONDUCTORS                              3.3%
        600   Intel Corp.                                                 49,313
                                                                     -----------
              TELECOMMUNICATIONS                          14.8%
        975   AT&T Corp.                                                  43,875
        750   Bell Atlantic Corp.                                         45,937
      1,000   Bellsouth Corp.                                             45,250
        600   MCI Worldcom, Inc.*                                         45,450
        875   SBC Communications Inc.                                     42,000
                                                                     -----------
                                                                         222,512
                                                                     -----------
              TOBACCO PRODUCTS                             3.2%
      1,275   Philip Morris Cos., Inc.                                    47,733
                                                                     -----------
              TOTAL COMMON STOCKS                         99.4%
              (cost $1,427,051)                                        1,494,006
                                                                     -----------
              SHORT-TERM INVESTMENTS                       0.5%
              UMB Bank, N.A. Money Market Fiduciary                        7,487
              (cost $7,487)                                          -----------

              TOTAL INVESTMENTS                           99.9%        1,501,493
              (COST $1,434,538)                                      -----------

              OTHER ASSETS, LESS LIABILITIES               0.1%              947
                                                                     -----------
              NET ASSETS                                 100.0%      $ 1,502,440
                                                                     -----------

* Non-income producing security.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
9

SCHEDULE OF INVESTMENTS
PURE FOREIGN
AUGUST 31, 1999

                                                          % OF
# OF SHARES   COMMON STOCKS                             NET ASSETS      VALUE
-----------   -------------                             ----------   -----------
              AUSTRALIA                                    3.5%
              National Australia Bank - Sponsored
         75   ADR                                                    $     5,691
        150   Westpac Banking - Sponsored ADR                              4,575
                                                                     -----------
                                                                          10,266
                                                                     -----------
              DENMARK                                      3.5%
        175   Novo-Nordisk A/S - ADR                                      10,194
                                                                     -----------
              FINLAND                                      4.3%
        150   Nokia Corp. - ADR                                           12,506
                                                                     -----------
              FRANCE                                      12.4%
        300   Alcatel Alsthom - Sponsored ADR                              9,281
        175   Axa SA - Sponsored ADR                                      10,959
        100   Elf Aquitaine - Sponsored ADR                                8,806
         75   Rhone-Poulenc SA - Sponsored ADR                             3,642
         50   Total Fina SA - Sponsored ADR                                3,253
                                                                     -----------
                                                                          35,941
                                                                     -----------
              GERMANY                                      7.5%
        100   DaimlerChrysler AG - ADR                                     7,519
        225   Deutsche Telekom - Sponsored ADR                             9,984
        100   Hoechst AG - Sponsored ADR                                   4,206
                                                                     -----------
                                                                          21,709
                                                                     -----------
              ITALY                                        7.6%
        300   Fiat SpA - ADR                                               9,750
        456   San Paolo - IMI SpA - ADR                                   12,227
                                                                     -----------
                                                                          21,977
                                                                     -----------
              JAPAN                                       24.7%
        750   Bank of Toyko-Mitsubishi - ADR                              11,719
        300   Fuji Photo Film - ADR                                       10,950
        100   Hitachi Ltd. - ADR                                          10,138
         40   Matsushita Electric Industrial Co., Ltd. - ADR               8,042
        150   NEC Corp. - Sponsored ADR                                   12,075
         75   Sony Corp. - ADR                                             9,548
        150   Toyota Motor Corp. - Unsponsored ADR                         9,441
                                                                     -----------
                                                                          71,913
                                                                     -----------
              NETHERLANDS                                 11.0%
        175   ING Groep N. V. - ADR                                        9,603
         94   Philips Electronics N.V. - ADR                               9,664
         75   Royal Dutch Petroleum NY Registry Shares                     4,641
        119   Unilever N.V. - ADR                                          8,196
                                                                     -----------
                                                                          32,104
                                                                     -----------
              NORWAY                                       3.6%
        250   Norsk Hydro A/S - Sponsored ADR                        $    10,484
                                                                     -----------
              PORTUGAL                                     1.1%
         75   Portugal Telecom SA - ADR                                    3,117
                                                                     -----------
              SPAIN                                       11.9%
        600   Banco Bilbao Vizcaya - ADR                                   8,063
        600   Endesa SA - ADR                                             12,075
        225   Repsol SA - Sponsored ADR                                    4,697
        200   Telefonica De Espana - ADR                                   9,638
                                                                     -----------
                                                                          34,473
                                                                     -----------
              SWEDEN                                       8.5%
        350   ABB AB - Sponsored ADR                                       4,725
        275   Ericsson (LM) Telecommunications - ADR                       8,955
        400   Volvo AB - Sponsored ADR                                    11,125
                                                                     -----------
                                                                          24,805
                                                                     -----------
              TOTAL COMMON STOCKS                         99.6%          289,489
              (cost $251,148)                                        -----------

              SHORT-TERM INVESTMENTS                       0.5%
              UMB Bank, N.A. Money Market Fiduciary                        1,488
              (cost $1,488)                                          -----------

              TOTAL INVESTMENTS                          100.1%          290,977
              (cost $252,636)                                        -----------

              LIABILITIES LESS OTHER ASSETS               -0.1%             -160
                                                                     -----------
              NET ASSETS                                 100.0%      $   290,817
                                                                     -----------

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 1999

                                                TOTAL          PURE          PURE
                                                RETURN       AMERICAN       FOREIGN
                                                 FUND          FUND          FUND
                                              -----------   -----------   -----------
ASSETS:
Investments at value                          $53,223,899   $ 1,501,493   $   290,977
(cost of $44,783,978, $1,434,538, $252,636)
Dividends and interest receivable                  35,739         1,359           193
Receivable for Fund shares sold                     5,000         1,419          --
Deferred organizational costs, net                 58,859          --            --
Prepaid expenses                                   21,136          --            --
                                              -----------   -----------   -----------
Total Assets                                   53,344,633     1,504,271       291,170
                                              -----------   -----------   -----------
LIABILITIES:
Payable for Fund shares redeemed                   12,500          --            --
Payable to adviser (Notes 2 and 4)                 76,661         1,713           353
Other accrued expenses                             55,976           118          --
                                              -----------   -----------   -----------
Total Liabilities                                 145,137         1,831           353
                                              -----------   -----------   -----------
NET ASSETS                                    $53,199,496   $ 1,502,440   $   290,817
                                              -----------   -----------   -----------
COMPOSITION OF NET ASSETS
Capital stock                                 $44,887,908   $ 1,435,148   $   250,125
Accumulated net investment income (loss)           16,171        -2,107           884
Accumulated net realized gain (loss) on
investments                                      -144,504         2,444         1,467
Net unrealized appreciation on investments      8,439,921        66,955        38,341
                                              -----------   -----------   -----------
NET ASSETS                                    $53,199,496   $ 1,502,440   $   290,817
                                              ===========   ===========   ===========
Number of shares issued and outstanding
($0.01 par value, unlimited shares
authorized)                                     3,046,638       115,601        21,513
                                              -----------   -----------   -----------
NET ASSET VALUE PER SHARE                     $     17.46   $     13.00   $     13.52
                                              -----------   -----------   -----------

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
11

STATEMENTS OF OPERATIONS
AUGUST 31, 1999

                                                     PURE AMERICAN  PURE FOREIGN
                                        TOTAL RETURN   FUND FROM     FUND FROM
                                        FUND FOR THE    9/29/98+      9/29/98+
                                         YEAR ENDED      THROUGH      THROUGH
                                           8/31/99       8/31/99      8/31/99
                                         -----------  -----------   -----------
INVESTMENT INCOME:
Dividends
  (net of foreign taxes withheld
   of $47,619, 0, $576)                 $   548,330    $   6,159    $   2,718
Interest                                     17,363        1,002          184
                                        -----------    ---------    ---------
  Total income                              565,693        7,161        2,902
                                        -----------    ---------    ---------
EXPENSES:

  Investment advisory                       377,917        9,268        2,018
  Distribution                               94,451         --           --
  Administration                             43,018         --           --
  Federal and state registration             27,680         --           --
  Amortization of organizational costs       25,555         --           --
  Fund accounting                            25,759         --           --
  Auditing & tax                             19,750         --           --
  Transfer agent                             24,815         --           --
  Legal                                      14,756         --           --
  Custody                                     8,200         --           --
  Printing                                    3,333         --           --
  Insurance                                  11,889         --           --
  Trustees                                    2,667         --           --
  Other                                      10,180         --           --
                                        -----------    ---------    ---------
Total expenses before reimbursement         689,970        9,268        2,018
Less: reduction of expenses by
  Adviser (Note 4)                         -122,777         --           --
                                        -----------    ---------    ---------
Net expenses                                567,193        9,268        2,018
                                        -----------    ---------    ---------
Net investment income (loss)                 -1,500       -2,107          884
                                        -----------    ---------    ---------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain (loss) on investments     -48,382        2,444        1,467
Net change in unrealized appreciation
 on investments                          10,181,524       66,955       38,341
                                        -----------    ---------    ---------
NET GAIN ON INVESTMENTS                  10,133,142       69,399       39,808
                                        -----------    ---------    ---------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                         $10,131,642    $  67,292    $  40,692
                                        ===========    =========    =========

+ Commencement of operations.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
TOTAL RETURN FUND

                                                         FOR THE       FOR THE
                                                        YEAR ENDED    YEAR ENDED
INCREASE IN NET ASSETS FROM:                             8/31/99       8/31/98
                                                       -----------   -----------
OPERATIONS
Net investment income (loss)                               -$1,500   $    35,808

Net realized loss on investments                           -48,382       -95,395
Net change in unrealized appreciation
  (depreciation) on investments                         10,181,524    -1,747,710
                                                       -----------   -----------
Increase (decrease) in net assets
  resulting from operations                             10,131,642    -1,807,297
                                                       -----------   -----------
DISTRIBUTION TO SHAREHOLDERS
From net investment income                                  -7,442       -16,000
                                                       -----------   -----------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                               28,558,152    21,195,120
Proceeds from shares issued in reinvestment of
  net investment income dividends                            7,421        15,952
Cost of shares redeemed                                 -6,969,246    -2,144,750
                                                       -----------   -----------
Net increase from capital share transactions            21,596,327    19,066,322
                                                       -----------   -----------

Net increase in net assets                              31,720,527    17,243,025

NET ASSETS
Beginning of year                                       21,478,969     4,235,944
                                                       -----------   -----------
End of year (including undistributed net investment
  income of $16,171 and $25,113, respectively)         $53,199,496   $21,478,969
                                                       ===========   ===========
CHANGES IN SHARES
Shares sold                                              1,750,545     1,514,495
Shares issued on reinvestment of distributions                 464         1,291
Shares redeemed                                           -426,832      -150,179
                                                       -----------   -----------
Net increase                                             1,324,177     1,365,607
                                                       ===========   ===========

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
13

STATEMENT OF CHANGES IN NET ASSETS
PURE AMERICAN FUND

                                                                   FROM 9/29/98+
                                                                      THROUGH
INCREASE IN NET ASSETS FROM:                                          8/31/99
                                                                    ----------
OPERATIONS
  Net investment loss                                                  -$2,107
  Net realized gain on investments                                       2,444
  Net change in unrealized appreciation on investments                  66,955
                                                                    ----------
  Increase in net assets resulting from operations                      67,292
                                                                    ----------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                          1,506,919
  Cost of shares redeemed                                             -171,771
                                                                    ----------
  Net increase from capital share transactions                       1,335,148
                                                                    ----------
Net increase in net assets                                           1,402,440

NET ASSETS
Beginning of period                                                    100,000
                                                                    ----------
End of period (including accumulated net
  investment loss of -$2,107)                                       $1,502,440
                                                                    ==========
CHANGES IN SHARES
Shares sold                                                            119,426
Shares redeemed                                                        -13,825
                                                                    ----------
Net increase                                                           105,601
                                                                    ==========
+ Commencement of operations.

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
PURE FOREIGN FUND
                                                                   FROM 9/29/98+
                                                                      THROUGH
INCREASE IN NET ASSETS FROM:                                          8/31/99
                                                                     --------
OPERATIONS
  Net investment income                                              $    884
  Net realized gain on investments                                      1,467
  Net change in unrealized appreciation on investments                 38,341
                                                                     --------
  Increase in net assets resulting from operations                     40,692
                                                                     --------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                           250,395
  Cost of shares redeemed                                             -10,270
                                                                     --------
  Net increase from capital share transactions                        240,125
                                                                     --------
Net increase in net assets                                            280,817

NET ASSETS
Beginning of period                                                    10,000
                                                                     --------
End of period (including accumulated net
  investment income of $884)                                         $290,817
                                                                     ========
CHANGES IN SHARES
Shares sold                                                            21,425
Shares redeemed                                                          -912
                                                                     --------
NET INCREASE                                                           20,513
                                                                     ========
+ Commencement of operations.

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Annual Report.

                                                        TOTAL RETURN                  PURE AMERICAN     PURE FOREIGN
                                                            FUND                           FUND             FUND
                                           --------------------------------------       ----------       ----------
                                            FOR THE       FOR THE    FROM 10/28/96+   FROM 9/29/98+    FROM 9/29/98+
                                           YEAR ENDED    YEAR ENDED     THROUGH          THROUGH          THROUGH
                                            8/31/99       8/31/98       8/31/97          8/31/99          8/31/99
                                           ----------    ----------    ----------       ----------       ----------
NET ASSET VALUE,
BEGINNING OF PERIOD                        $    12.47    $    11.87    $    10.00       $    10.00       $    10.00
                                           ----------    ----------    ----------       ----------       ----------
Income from investment operations

Net investment income (loss)                    -0.01          0.02          0.02            -0.02             0.04
Net realized and unrealized
gains on investments                             5.00          0.60          1.85             3.02             3.48
                                           ----------    ----------    ----------       ----------       ----------
TOTAL FROM INVESTMENT OPERATIONS                 4.99          0.62          1.87             3.00             3.52
                                           ----------    ----------    ----------       ----------       ----------
Less distributions:

Dividends from net
investment income                                --           -0.02          --               --               --
                                           ----------    ----------    ----------       ----------       ----------
Net asset value, end of period             $    17.46    $    12.47    $    11.87       $    13.00       $    13.52
                                           ==========    ==========    ==========       ==========       ==========

Total return                                    40.05%         5.26%        18.70%**         30.00%**         35.20%**

Net assets at end of
period in thousands                        $   53,199    $   21,479    $    4,236       $    1,502       $      291

Ratio of expenses to average net assets:

Before expense reimbursement                     1.82%         2.71%        20.97%*           1.50%*           1.50%*
After expense reimbursement                      1.50%         1.50%         1.50%*            n/a              n/a

Ratio of net investment income
(loss) to average net assets                     0.00%#        0.28%#        0.56%#*         -0.34%*           0.65%*

Portfolio turnover rate                         12.72%        15.89%         1.35%**         29.73%**          7.19%**

*  Annualized.
** Not annualized.
+  Commencement of operations.
#  Net of expense reimbursement.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
15

NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1999

(1)  ORGANIZATION

     The Purisima Funds (the "Trust") was organized as a Delaware business trust on June 27, 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series. Each series represents a distinct portfolio with its own investment objectives and policies. The Trust consists of three diversified series (the "Funds"): Purisima Total Return Fund (the "Total Return Fund"), representing the initial series of the Trust which commenced operations on October 28, 1996, and Purisima Pure American Fund (the "Pure American Fund") and Purisima Pure Foreign Fund (the "Pure Foreign Fund") both of which commenced operations on September 29, 1998, upon receipt of capital contributions of $100,000 and $10,000, respectively. Fisher Investments, Inc. (the "Adviser") serves as the investment adviser to the Funds.

     The investment objectives of the Funds are as follows:

     The Total Return Fund seeks to produce a high level of total return. It invests primarily in common stocks and other equity-type securities, or securities acquired primarily to produce income, or a combination of both depending on the assessment of market conditions.

     The Pure American Fund seeks to provide investors with a high level of total return. The Fund may emphasize investments in common stocks and other equity-type securities acquired primarily to produce income, or a combination of both, depending on the assessment of market conditions by the Fund's investment adviser. The Fund will concentrate its portfolio holdings to those securities issued by issuers domiciled in the United States.

     The Pure Foreign Fund seeks to provide investors with a high level of total return. The Fund may emphasize investments in common stocks and other equity-type securities acquired primarily to produce income, or a combination of both, depending on the assessment of market conditions by the Fund's investment adviser. The Fund will concentrate its portfolio holdings to those securities issued by issuers domiciled outside of the United States.

(2)  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

(a) Securities Valuation

     Securities traded on an exchange or Nasdaq are valued at the last sale price as of the close of trading on the last business day of the reporting period. Securities for which there were no such transactions, or in the case of other over-the-counter securities, the closing bid price is used. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees or their designee. Short-term investments are valued at cost which, when combined with accrued interest, approximates market value.

(b) Organizational Costs

     Costs incurred by the Total Return Fund in connection with its organization, registration and the initial public offering of shares totaling $133,629 have been deferred and are being amortized over 5 years. If any of the original shares of the Total Return Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the redeeming shareholder's pro rata share of the unamortized costs as of the date of redemption. The Adviser, on behalf of the Funds, paid the organizational costs discussed above. As of August 31, 1999, the balance payable to the Adviser for organization costs was $51,294.

--------------------------------------------------------------------------------

(c) Federal Income and Excise Taxes

     The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As of August 31, 1999, the Total Return Fund had available for federal income tax purposes a capital loss carryover of $91,409 which begins to expire in 2005.

(d) Distribution to Shareholders

     Distributions to shareholders are recorded on the ex-dividend date. The Funds periodically make reclassifications among certain of their capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from GAAP.

(e) Other

     Security transactions are accounted for on their trade date. The cost of securities sold is determined using the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)  NON-U.S. INVESTMENT RISK

     Investments in Securities of non-U.S. issues in certain countries involve special investment risks. These risks may include but are not limited to, investment restrictions, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

(4)  INVESTMENT ADVISER

     The Total Return Fund (the "Fund") has an Investment Management Agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. The Adviser has agreed to voluntarily reduce fees for expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) that exceed the expense limitation of 1.50% of the Fund's average daily net assets. The Adviser's reductions totaled $122,777 for the year ended August 31, 1999. The Investment Management Agreement permits the Adviser to seek reimbursement of any reductions made to its management fee and payments made to limit expenses which are the responsibility of the Fund within the three-year period following such reduction. The total amount eligible for reimbursement as of August 31, 1999 is $463,344. The reimbursement must be approved by the Trust's disinterested Trustees and is subject to the Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations. At such time as it appears probable that the Adviser will seek such reimbursement, the amount of reimbursement the Fund is able to effect will be accrued as an expense of the Fund. To date, no fees or payments have been reclaimed.

     The Pure American and Pure Foreign Funds have a Comprehensive Management Agreement with the Adviser to provide advisory and other ordinary services and expenses, including administration, transfer agency, custody and auditing services. For providing these services and expenses, the Pure American and Pure Foreign Funds each pay the Adviser a monthly fee at the annual rate of 1.50% of the respective Funds' average daily net assets. This comprehensive fee arrangement requires the Adviser to absorb and pay out of its own resources all operating expenses of the Pure American and Pure Foreign Funds that exceed the annual rate of 1.50%.

--------------------------------------------------------------------------------
17

     The Trust, on behalf of the Funds, entered into an Administration Agreement with Investment Company Administration, L.L.C. (the "Administrator"). Under its terms, the Funds pay a fee, payable monthly on the value of the total average net assets of the Trust at an annual rate of 0.10% of the first $200 million of such net assets, 0.05% of the next $300 million, and 0.03% thereafter, subject to a minimum fee of $40,000 per Fund.

(5)  SERVICE AND DISTRIBUTION PLAN

     Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service and Distribution Plan (the "Plan"). Under the Plan, the Total Return Fund is authorized to pay expenses incurred for the purpose of financing activities, including the employment of other dealers, intended to result in the sale of shares of the Fund. The fee accrues at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

(6)  INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments, for the period ended August 31, 1999 is as follows:

         Fund                         Purchases                      Sales
     -------------                   -----------                   ----------
     Total Return                    $26,146,641                   $4,741,583
     Pure American                     1,618,371                      193,763
     Pure Foreign                        259,650                       10,290

     At  August  31,  1999,  the  Funds'  gross   unrealized   appreciation  and
depreciation on investments based on their basis for federal income tax purposes which differs from book purposes is as follows:

                              Gross Unrealized  Gross Unrealized  Net Unrealized
Fund                Basis       Appreciation      Depreciation     Appreciation
----             -----------    -----------       -----------      -----------
Total Return     $44,837,074    $10,273,768       $(1,886,943)     $ 8,386,825
Pure American      1,434,548        131,918           (64,973)          66,945
Pure Foreign         252,636         42,780            (4,439)          38,341

(7)  FEDERAL INCOME TAX INFORMATION

     For the fiscal period ended August 31, 1999, the Total Return Fund and Pure Foreign Fund accrued foreign source income of $254,275 and $2,718, respectively, and foreign withholding taxes of $45,619 and $576, respectively. The taxes withheld are expected to be passed through to shareholders as foreign tax credits on Form 1099-DIV for the year ending December 31, 1999.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Trustees and Shareholders of the Purisima Funds

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Purisima Total Return Fund, the Purisima Pure American Fund and the Purisima Pure Foreign Fund (constituting the Purisima Funds, hereafter referred to as the "Trust") at August 31, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS, LLP
Los Angeles, California
October 13, 1999
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